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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17, 1999

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of November 24, 1999, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 1999- HI8)


                Residential Funding Mortgage Securities II, Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                            333-77561                41-1808858
--------                            ---------                ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                       55437
 ----------------------                                       -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 5.  Other Events.
         ------------

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999, and for the periods ending September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999), are hereby incorporated by reference in this Current Report on Form 8-K and in the registration statement and shall be deemed to be a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.          Exhibit No.                  Description
-----------          -----------                  -----------

1                    23                           Consent of KPMG LLP,
                                                  independent auditors of
                                                  Ambac Assurance Corporation
                                                  and subsidiaries with respect
                                                  to the Residential Funding
                                                  Mortgage Securities II, Inc.
                                                  Home Loan-Backed Notes,
                                                  Series 1999-HI8

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.


                                            By:    /s/ Lisa Lundsten
                                                   -----------------------------
                                            Name:      Lisa Lundsten
                                            Title:     Vice President


Dated: November 17, 1999

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                                  EXHIBIT INDEX


                  Item 601(a) of                                    Sequentially
Exhibit           Regulation S-K                                    Numbered
Number            Exhibit No.           Description                 Page
------            -----------           -----------                 ----

1                 23                    Accountant's Consent